UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): July 1, 2008

SEAGATE TECHNOLOGY

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-31560	98-0355609
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

P.O. Box 309GT, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands	NA
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (345) 949-8066

NA

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c) On July 1, 2008, David Z. Anderson was appointed Principal Accounting Officer and Treasurer of the Company. The transition by which Mr. Anderson will assume the responsibilities of these offices will begin immediately, and he will formally acquire the titles on August 25, 2008. Mr. Anderson, age 42, joined Seagate in 1995, and has served as our Vice President of Finance, Storage Markets since 2007. He previously held positions as Vice President, Finance, Asia Operations from 2005 to 2007 and Senior Director, Corporate Accounting, Compliance and External Reporting and Corporate Financial Planning & Analysis from 2003 to 2005. Prior to 2003, Mr. Anderson held a variety of progressively senior management positions within the Finance organization of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEAGATE TECHNOLOGY

Date:	July 3, 2008	By:	/s/ Kenneth M. Massaroni
			Name:	Kenneth M. Massaroni
			Title:	Senior Vice President, General Counsel and Secretary